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                                                                    EXHIBIT 99.6
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                               THREE SIXTY CORP.
         SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON           , 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby revokes all prior proxies given with respect to the matters covered by this proxy and hereby appoints Robert D. Bilodeau, Richard G. Nowalk and Robert H. Greenwood and/or any of them, with full power of substitution in each of them, to vote by proxy all shares of Common Stock, no par value, of Three Sixty Corp. (the "Company") held by the undersigned at the
Special Meeting of Stockholders of the Company to be held on           , 1996 or
any adjournments or postponements thereof, as fully as the undersigned might do if personally present at the Special Meeting, on the following matters:

1. To approve the Amended and Restated Asset Purchase Agreement, dated as of October 19, 1995, by and among the Company, Heartland Wireless Communications, Inc. ("Heartland") and TechniVision, Inc. ("Technivision"), which provides, among other things, for (i) the sale by the Company of substantially all of the assets of Technivision to Heartland in exchange for the assumption of certain liabilities of Technivision and shares of Heartland Common Stock, par value $.001 per share, and (ii) the liquidation of the Company pursuant to the related Agreement and Plan of Liquidation, all as more fully described in the enclosed Joint Proxy Statement/Prospectus, receipt of which is hereby acknowledged.

        / /  FOR                / /  AGAINST                / /  ABSTAIN

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ITEM 1.

           (Continued and to be signed and dated on the reverse side)

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    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEM 1. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                                                Please date and sign this proxy
                                                exactly as your name appears
                                                hereon. In the case of joint
                                                owners, each joint owner should
                                                sign. When signing in a
                                                fiduciary or representative
                                                capacity, please give your full
                                                title. If this proxy is
                                                submitted by a corporation or
                                                partnership, it should be
                                                executed in the full corporate
                                                or partnership name by a duly
                                                authorized person.

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                                                           Signature

                                                --------------------------------
                                                  Signature (if held jointly)

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                                                Capacity (if acting as attorney,
                                                         trustee, etc.)
                                                DATED:                    , 1996

          PLEASE COMPLETE, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

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